Earnings Per Share (Tables)	12 Months Ended
Nov. 30, 2012
Basic and Diluted Earnings Per Share Computation

Our basic and diluted earnings per share were computed as follows (in millions, except per share data):

	Years Ended November 30,
	2012	2011	2010

Net income	$1,298	$1,912	$1,978
Interest on dilutive convertible notes	-	-	11

Net income for diluted earnings per share	$1,298	$1,912	$1,989

Weighted-average common and ordinary shares outstanding	778	787	788
Dilutive effect of convertible notes	-	-	14
Dilutive effect of equity plans	1	2	3

Diluted weighted-average shares outstanding	779	789	805

Basic earnings per share	$1.67	$2.43	$2.51

Diluted earnings per share	$1.67	$2.42	$2.47

Anti-dilutive stock options excluded from diluted earnings per share computations	8	9	10